Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Kiwa Bio-Tech Products Group Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Ning Ma, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

 (1)             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period presented therein.

Date: November 15, 2010

 By: /s/ Steven Ning Ma

       Steven Ning Ma
       Principal Financial Officer and Principal Accounting Officer